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                                                                    Exhibit 32.2
                                Certification By
                  Richard L. Bergmark, Chief Financial Officer
                            of Core Laboratories N.V.
                       Pursuant to 18 U.S.C. Section 1350

        I, Richard L. Bergmark, Chief Financial Officer of Core Laboratories N.V. (the "Company"), hereby certify that the accompanying report on Form 10-K for the year ended December 31, 2003, filed by the Company with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") fully complies with the requirements of that section.

        I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Richard L. Bergmark
                                        ---------------------------------
                                        Name: Richard L. Bergmark
                                        Title: Chief Financial Officer

Date: March 15, 2004